NORTHRIM BANCORP, INC. (NASDAQ: NRIM)
REACHING NEW HEIGHTS


Northrim BanCorp, Inc.
Achieving New Heights
2014 ANNUAL REPORT

MAY 2015

FORWARD LOOKING STATEMENTS

This presentation may contain *"forward*-looking *statements"* as that term is defined for purposes of Section 21D of the Securities and Exchange Act. These statements are, in effect, *management's* attempt to predict future events, and thus are subject to various risks and uncertainties. Readers should not place undue reliance on forward-looking statements, which reflect *management's* views only as of the date hereof. All statements, other than statements of historical fact, regarding our financial position, business strategy and *management's* plans and objectives for future operations are forward-looking statements. When used in this report, the words *"anticipate," "believe," "estimate," "expect,"* and *"intend"* and words or phrases of similar meaning, as they relate to Northrim and its management are intended to help identify forward-looking statements. Although we believe that *management's* expectations as reflected in forward-looking statements are reasonable, we cannot assure readers that those expectations will prove to be correct. Forward looking statements are subject to various risks and uncertainties that may cause our actual results may differ materially and adversely from our expectations as indicated in the forward-looking statements. These risks and uncertainties include: our ability to maintain strong asset quality and to maintain or expand our market share or net interest margins; our ability to implement our marketing and growth strategies; our expected cost savings, synergies, and other financial benefits from the recently completed merger of Northrim with Alaska Pacific might not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; our expected financial benefits from the acquisition of Residential Mortgage Holding Company, LLC might not be realized within the expected time frames and costs or difficulties relating to integration matters might be greater than expected; and our ability to execute our business plan. Further, actual results may be affected by our ability to compete on price and other factors with other financial institutions; customer acceptance of new products and services; the regulatory environment in which we operate; and general trends in the local, regional and national banking industry and economy as those factors relate to our cost of funds and return on assets. In addition, there are risks inherent in the banking industry relating to collectability of loans and changes in interest rates. Many of these risks, as well as other risks that may have a material adverse impact on our operations and business, are identified in the *"Risk Factors"* section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and from time to time are disclosed in our other filings with the SEC. However, you should be aware that these factors are not an exhaustive list, and you should not assume these are the only factors that may cause our actual results to differ from our expectations. These forward-looking statements are made only as of the date of this presentation, and Northrim does not undertake any obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Northrim: Solid Value

Price @ May 1, 2015	$25.34
Market Cap @ May 1, 2015	$174M
Net Interest Margin Q1 2015	4.39%
Tangible Book Value Q1 2015	$20.92
Price/Tangible Book	1.21x
EPS (ttm)	$2.64
P/E Ratio	9.60x
Dividend Yield	2.84%

2014 Northrim M&A Activity

Acquired Alaska Pacific Bancshares, Inc. April 1, 2014

- New region in Alaska
- Diversified portfolio
- Accretive to earnings

Acquired 76.5% of Residential Mortgage Holding Company, LLC December 1, 2014 (now wholly owned subsidiary)

- Top 3 Alaska producer
- Statewide operations
- Accretive to earnings

Northrim Performance


Net Income
(000)
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$12,325
$17,408
$12,641
$14,480
$2,941
$3,493
$3,533
2013
2014
2013 Adj
2014 Adj
Q1 -14 Adj
Q4 -14 Adj
Q1 -15 Adj

Adjusted net income* increased **15%** in 2014 vs 2013.

*Adjusted net income excludes M&A costs and gains, gains on acquired loans , and the gain on the sale of a branch location in 2014.

NORTHRIM HISTORY

- **1990** – Opened with original offering of $8.2 million
- **1995** – First Alaska bank to launch a website
- **1998** – Invested in startup of Residential Mortgage
- **1999** – Acquired eight Bank of America branches
- **2002** – Invested in Elliott Cove Capital Management
- **2004** – Established Northrim Funding Services
- **2005** – Invested in Northrim Benefits Group
- **2006** – Invested in Pacific Wealth Advisors
- **2007** – Acquired Alaska First Bank & Trust
- **2008** – Total assets crossed the $1 billion mark
- **2011** – Invested in Elliott Cove Insurance Company
- **2013** – Affiliate Northrim Benefits Group launched Enroll Alaska
- **2014** – Acquired Alaska Pacific Bancshares and 100% Residential Mortgage

Strategies for success

Northrim's original strategies, and our execution, continue to serve us well today

- Strong balance sheet
- Solid net interest margin
- Focus on asset quality
- Diversified income sources
- Strategic Investments
- Leadership to build Alaska's economy


Northrim Bank

STRONG BALANCE SHEET: TOTAL CAPITAL RATIO


20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
16.23%
16.30%
16.32%
17.01%
13.96%
Q1 2011
Q1 2012
Q1 2013
Q1 2014
Q1 2015
NRIM
Well Capitalized

NORTHRIM BANCORP, INC.:
A HISTORY OF INCREASING SHAREHOLDER VALUE



3/31/2015
$167.4 million
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
(000)
Total Shareholders' Equity
Capital Raises:
1990: $ 9.3 million
1992: $ 1.6 million
1993: $ 6.0 million
1999: $20.3 million
2014: $ 7.4 million (1)
CAGR 13.7%
12/31/1990
$7.5 million
1990
1995
2000
2005
2010
2015

(1) 2014 amount included in capital raises above represents stock issued in acquisition of Alaska Pacific Bancshares, Inc. on April 1, 2014.

Core Deposits

As of 3/31/15

YTD Average Cost of Deposits: 0.25%



CDs under $100,000, 5%
Demand, 35%
CDs over $100,000, 7%
Interest-bearing demand, 15%
Money Market, 19%
Alaska CD, 8%
Savings, 11%

Loan Portfolio

As of 3/31/15

YTD Average Yield on Loans: 5.63%



Non-owner Occupied CRE 35%
Commercial 34%
Construction 14%
Consumer 6%
Owner Occupied CRE 11%

Loan Volume: Portfolio loans



$1,000,000
$960,000
$920,000
$880,000
$840,000
$800,000
$760,000
$720,000
$680,000
$640,000
(000)
$721,609
$763,065
$926,809
$936,659
$924,504
$960,564
April 1, 2014 acquired $138.4 million from Alaska Pacific Bancshares, Inc.
Q1 2015:
Up 4% vs Q4 2014
Up 26% vs Q1 2014
Q1 - 13
Q1-14
Q2
Q3
Q4
Q1 - 15

Net Interest Margin



5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	'13 Q1	'14 Q1	Q2	Q3	Q4	'15 Q1
EA	4.54%	4.45%	4.58%	4.58%	4.50%	4.62%
COF	0.33%	0.26%	0.24%	0.24%	0.31%	0.36%
NIM TE	4.32%	4.28%	4.43%	4.43%	4.31%	4.39%

Focus on Asset Quality: Nonperforming Assets



$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
(000)
NPA
NPA/Assets
0.77%
0.37%
0.61%
0.55%
0.64%
0.62%
Q1-13
Q1-14
Q2
Q3
Q4
Q1-15

Loan Volume: Loans held for sale



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
(000)
$11,454
$14,328
$14,189
$10,325
$43,866
$61,873
RML became wholly owned subsidiary December 1, 2014
Q1 - 13
Q1 - 14
Q2
Q3
Q4
Q1 - 15

Acquisition of Residential Mortgage Holding Company, LLC ("RML") December 1, 2014

Overview

Business:	Full service mortgage company, 1-4 single family mortgages, founded 1998
Service Territory:	11 branches in Alaska and one affiliate (Homestate Mortgage Company – 30% owned)
Relationship to Northrim:	23.5% ownership, founding member
Market position:	One of the largest mortgage originators in Alaska

Origination volume in $ millions:

	TOTAL	PURCHASE	REFINANCINGS	% OF ALASKA MARKET [1]	PRETAX INCOME
2014	$ 651	$565	$ 86	23.9%	$ 4,485
2013	$ 792	$624	$168	19.8%	$ 4,466
2012	$1,032	$589	$443	19.7%	$11,164

Transaction Detail[2]

Purchase Price, cash: $29.4 million

Structure:

- $22.1 million at closing
- $ 7.3 million estimated 5 year earn out

Price / Book value	1.22x
Price / LTM earnings	13.13x
Price / Revenues	1.24x

Proforma financial impact

2014 EPS Accretion[3]	➡ 2%
2015 EPS Accretion	➡ 12%

Tangible Book Value Per Share Earnback: 6.63years[4]

(1) Source: Alaska Housing Finance Corporation, single family & condominium loans.

(2) Calculated using final price of $29.4 million and book value, LTM earnings, and LTM revenues as of November 30, 2014.

(3) Excludes one time expenses and gain on 2014 step up in basis.

(4) Calculated as the number of years that the initial intangible book value dilution will be earned back on incremental earnings from the acquisition. Initial tangible book value per share dilution includes all estimated acquisition expenses.

Northrim Bank and Residential Mortgage Branch system: Extended Alaska Coverage


100% 907
Fairbanks
Alaska
Anchorage
Soldotna
Kodiak
Juneau
Sitka
Ketchikan
Northrim Bank Branches
Residential Mortgage Branches

HOME MORTGAGE LENDING, Q1 2015 (MILLIONS)

Gross loan origination income, closed mortgages	$	6,153
Other income		1,130
Total Mortgage Banking Income		7,283
Net interest income		116
Total revenue, Home Mortgage Lending segment		7,399
Other operating expense		5,137
Income tax expense		934
Net income, Home Mortgage Lending segment	$	1,328
Less: Adjustment to Earn-Out Liability, net of tax		885
Net contribution to Northrim BanCorp net income	$	443
Impact on diluted earnings per share	$	0.06
Diluted earnings per share accretion		13% (1)

Net loan origination income, closed mortgages	$	4,715 (2)
Closed originations	$	176,373
Yield on sold loans		2.67%

(1) Diluted earnings per share accretion based on total actual Q1 2015 diluted earnings per share of $0.51
(2) Origination income, plus gains on sale of loans and servicing rights, less origination commission expense

Home Mortgage Lending: Impact of earn-out liability

- RML's estimated pre-tax net income for the twelve month period ending November 30, 2015 currently exceeds Northrim's original estimate by $1.8 million.
- The earn-out owed to sellers is 85% of the pre-tax earnings of RML between $4 million and $6 million [(1)].
- In Q1 2015, Northrim recorded a pre-tax $1.5 million charge to earnings to increase the earn-out liability to reflect management's revised estimate for RML earnings for the period ending November 30, 2015.

[(1)] Northrim recorded a $7.3 million liability on December 1, 2014 as part of the purchase price of RML that represents estimated earn-out payments owed to the sellers over the next 5 years. The earn-out liability is calculated as a percentage of RML's expected pre-tax earnings for the same period; as RML's pre-tax earnings increase, the % paid to the sellers increases but cannot exceed 55% of pre-tax earnings in aggregate. See Exhibit A for the calculation of the earn-out payments per the unit purchase agreement with RML.

HOME MORTGAGE LENDING: HISTORICAL PRODUCTION



$1,200
$1,000
$800
$600
$400
$200
$0
(millions)
$767
$662
$713
$1,122
$960
$829
$1,032
$792
$651
$108
$176
2006
2007
2008
2009
2010
2011
2012
2013
2014
Q1 - 14
Q1 - 15

High Non Interest Income

Quarter ended 3/31/15


Other
Income
44%
Net Interest
Income
56%

DIVERSIFIED OTHER OPERATING INCOME

QUARTER ENDED 3/31/15



69.1%
7.4%
5.9%
5.6%
4.7%
1.1%
6.3%
Mortgage banking income
Benefit Plan Income
Electronic Banking Income
Purchased Receivable Income
Deposit Service Charges
Gain on Sale of Securities
Other Income

AFFILIATES AND DIVERSIFICATION


CORPORATE STRUCTURE
As of May 2015
Northrim BanCorp, Inc.
Northrim Bank
Northrim Capital Trust I ("NCTI")
Northrim Statutory Trust 2 ("NST2")
Northrim Investment Services Company ("NISC")
Northrim Capital Investments Co. ("NCIC") 100%
Northrim Funding Services A Division of Northrim Bank
Northrim Building, LLC 100%
Elliott Cove Capital Management LLC 43%
Pacific Wealth Advisors, LLC 23%
Elliott Cove Insurance Agency LLC 43%
Northrim Benefits Group, LLC 50%
Residential Mortgage Holding Company, LLC 100%
Pacific Portfolio Consulting, LLC
Pacific Portfolio Trust Company
Enroll Alaska A Division of Northrim Benefits Group, LLC
Residential Mortgage, LLC
Sentinel, LLC 33%
Homestate Mortgage Company, LLC 30%
United Title Guaranty Agency, LLC 60%

Alaska's Resource-Based Economy


All Other
34%
Federal
35%
Petroleum
31%

Source: Alaska Institute of Social and Economic Research, 2010

Oil and gas: Status in Alaska

- Capital commitments from producers are continuing
- Current employment levels on Alaska's North Slope are at a record high
- Stable level of oil production

Alaska Building Permits

Number of new, privately owned housing, 1-5 units authorized



12000
10000
8000
6000
4000
2000
0
11,248
430 unit increase in 2014, most since 2007
1509
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014

Source : U.S. Census Bureau, 2013 is November

ALASKA CRUDE PRICES 2004 - 2014



Dollars per Barrel
High $134 June 2008
Prices over $100
April 2011 to July 2014
$61 Dec. 2014
Low $37 December 2008
$160
$140
$120
$100
$80
$60
$40
$20
$0
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14

GLOBAL SUPPLY AND DEMAND



World Liquid Fuels Production and Consumption Balance
(million barrels per day)
(million barrels per day)
96
94
92
90
88
86
84
82
80
78
6
5
4
3
2
1
0
-1
-2
-3
projections
Q4 2014
World consumption (left axis) : 92.57
Q1 2010
Q1 2011
Q1 2012
Q1 2013
Q1 2014
Q1 2015
Q1 2016
Implied stock change and balance (right axis)
World production (left axis)
World consumption (left axis)
Source: Short-Term Energy Outlook, January 2015

Reasons for optimism in Alaska

- The state withstood a similar price shock only 5 years ago.
- $19 billion in undedicated savings, $53 B Permanent Fund
- "Oil provides 90% of unrestricted general funds" does not account for $11.5 billion from Federal govt. and investments Oil was 33% of total state revenues in FY 14.
- A $1 billion cut in state spending is 2% of $51B economy.
- If low prices are temporary state can bridge volatility thru combination of spending cuts and spending from savings.

Reasons for optimism in Alaska

- State production will end a 25 year decline and increase slightly in 2016 and 2017 to 547,000 bpd.
- Alaska energy investments based on long-term price avg.
- Producers must keep investment promises made last election.
- Producers must meet lease requirements and spend billions to maintain current fields.
- Both the State and Federal EIA predict $70 oil next year.

CONCLUSION

- Low oil prices put a strain on state revenues, but required spending discipline and fiscal discussions are prudent for the long run.
- Alaska has sufficient savings to offset large current budget deficits.
- Strength in retail, health care and tourism will offset the drag.
- Rising global demand for oil, coupled with a higher cost of the marginal supply should lead prices higher in the coming year.
- In the near term Alaska oil production levels should be stable and multi-billion dollar investments from the energy industry are expected to continue through the low price environment.

Leadership to build Alaska's economy


BUILDING ALASKA'S ECONOMY
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QUESTIONS?



Exhibit A: Calculation of earn-out payments

First tier earn-out payment	Adjusted pretax earnings greater than $1,000,000 and less than or equal to $2,000,000	Payment will be calculated as product of amount of adjusted pretax earnings times 40%
Second tier earn-out payment	Adjusted pretax earnings greater than $2,000,000 and less than or equal to $3,000,000	The first tier earn-out payment, plus the product of amount of adjusted pretax earnings greater than $2,000,000 and less than $3,000,000 times 50%
Third tier earn-out payment	Adjusted pretax earnings greater than $3,000,000 and less than or equal to $4,000,000	The first tier plus the second tier earn-out payment, plus the product of amount of adjusted pretax earnings greater than $3,000,000 and less than $4,000,000 times 70%
Fourth tier earn- out payment	Adjusted pretax earnings greater than $4,000,000 and less than or equal to $6,000,000	The first, second and third tier earn-out payment, plus the product of amount of adjusted pretax earnings greater than $4,000,000 and less than $6,000,000 times 85%
Fifth tier earn-out payment	Adjusted pretax earnings greater than $6,000,000	The first, second, third and fourth tier earn-out payment, plus the product of amount of adjusted pretax earnings greater than $6,000,000 times 55%